The latest report from your
                             Fund's management team


                                 ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                 Patriot Global
                                 Dividend Fund

                                 JULY 31, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

--------------------------------------------------------------------------------

                  --------------------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             INVESTMENT SUB-ADVISER
                  John Hancock Advisers International Limited
                                32-36 Duke Street
                               St. James SWIY6DF
                                  London, U.K.

                          CUSTODIAN AND TRANSFER AGENT
                             FOR COMMON SHAREHOLDERS
                           State Street Bank and Trust
                          Company 225 Franklin Street
                           Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                              200 Berkeley Street
                        Boston, Massachusetts 02116-5022

                   Listed New York Stock Exchange Symbol: PGD
                           For Shareholder Assistance
                                Refer to Page 16
              ----------------------------------------------------


=============================CHAIRMAN'S MESSAGE=================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

            By Gregory K. Phelps, for the Portfolio Management Team

                              John Hancock Patriot
                              Global Dividend Fund

                  Interest-rate fears depress preferred stocks
                  --------------------------------------------

Fears of higher interest rates muted the one-year returns of preferred stocks, one of the main components of John Hancock Patriot Global Dividend Fund. Because they pay fixed, relatively high dividends, preferred stocks often behave like bonds, falling in price as interest rates rise and vice versa.

         The first half of the fiscal year was no picnic. That's when investors shunned many types of fixed-income-like securities in favor of ultra-safe U.S. Treasury securities amid global economic turmoil. But the second half was downright unpleasant, despite healthy corporate profitability which should have boosted preferred stocks.

         With each passing day there was mounting evidence that the economy wasn't slowing, and that inflation might be headed higher. The period ended on a particularly sour note when Federal Reserve Chairman Alan Greenspan warned that mounting wage pressures could prompt his agency to enact further interest-rate hikes.

         While interest-rate jitters were the main problem for preferred stocks, they also faced another challenge. To lock in current, relatively low interest rates, and to avoid problems associated with the Y2K bug, corporations issued near-record levels of debt and preferred stock during the first seven months of 1999, placing additional pressure on the already-strained preferred-stock market.

Utilities seesaw

Utility common stocks, which made up 31% of the Fund's net assets, performed reasonably well in the first half of the period. Amid global

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Patriot Global Dividend Fund. Caption below reads "Fund management team members (l-r):
Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"The poor performance of preferred stocks... resulted in disappointing returns."

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


"...the Fund has been forced to surrender to calls some of its higher-yielding preferred stocks..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Oil & Gas 4%, Short-Term Investments & Other 10%, Preferred Stock Utilities 17%, Common Stock Utilities 31% and Banks & Financials 38%. A note below the chart reads "As a percentage of net assets on July 31, 1999."]
--------------------------------------------------------------------------------

uncertainty, electric-company stocks were helped by their safe-haven reputation in the third quarter of 1998, only to slump in late 1998 and early 1999 when investors became more sanguine. Utility common stocks flickered again this summer in response to fears of higher interest rates, and wound up producing solid results for the year.

Fund performance

The poor performance of preferred stocks -which made up roughly two-thirds of John Hancock Patriot Global Dividend Fund during the past year - resulted in disappointing returns. For the 12 months ended July 31, 1999, the Fund had a total return of 0.39% at net asset value. For the same period, the 30-year U.S. Treasury bond returned -2.53% and the Dow Jones Utility Average - an index of utility common stocks - returned 17.02%.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is CMP Group followed by an up arrow with the phrase "Taken over by Energy East." The second listing is Potomac Electric Power followed by an up arrow with the phrase "Planned sale of generating plants; success in telecom." The third listing is K N Energy followed by a down arrow with the phrase "Bungled merger with stronger competitor." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Performance review

Generally speaking, our preferred-stock holdings performed in line with the overall preferred-stock segment of the market. However, older, higher-yielding securities such as Merrill Lynch, El Paso Tennessee Pipeline and Australia and New Zealand Banking Group held in the best.

Among our best-performing common-stock electric utility holdings was electric company CMP Group. The stock staged a sizable rally on news that it was to be taken over by Energy East. Another strong performer was Potomac Electric Power, which was boosted by its plans to sell its high-risk power generation operation, as well as by investor enthusiasm for its joint venture with fiber-optic company RCN Corp. Oil and gas pipeline company K N Energy's stock price fell after its failed attempt to merge with Sempra Energy.

Focus on call protection, DRD-eligible stocks

Throughout the period, we maintained our long-term focus on DRD-eligible preferred stocks and on those that carry good call protection. DRD-eligible preferred stocks offer distinct tax advantages to corporate investors and, as such, remain in fairly constant demand. Call protection means issuers can't redeem their preferred stocks before a specified date, as they often do when interest rates fall. Even though rates appear to be on the rise now, we think that they will eventually resume their long-term trend downward and that call protection will therefore be an important contributor to our performance.

A word about dividends

Issuers exercising their call provisions to benefit from falling interest rates last year caused the supply of DRD-eligible preferred stocks to

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended July 31, 1999." The chart is scaled in increments of 5% with -5% at the bottom and 20% at the top. The first bar represents the 0.39% total return for John Hancock Patriot Global Dividend Fund. The second bar represents the -2.53% total return for 30-Year Treasury Bond. The third bar represents the 17.02% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Global Dividend Fund is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

shrink considerably. From a technical standpoint, calls largely have been beneficial for the DRD- eligible preferred market because they have reduced available supply. By the same token, however, the Fund has been forced to surrender to calls some of its higher-yielding preferred stocks and reinvest the proceeds in securities that carried lower dividend yields. The resulting downward pressure on the Fund's dividend caused the Fund to reduce its monthly dividend in June.

Financial stocks: source of call protection

The financial services sector - made up of brokerages, banks and insurers - is one area we turn to for well call-protected, DRD-eligible preferred stocks. But there are other reasons why we favor financial services companies, including our anticipation of additional merger and acquisition activity to boost the industry.

Recent additions

Recently, we've added to our stake in preferred stocks. After coming under severe pressure for nearly a year now, we believed that preferred stocks offered increasingly attractive levels of income, as well as the potential for capital appreciation - all at relatively cheap prices. In our view, the relatively large supply of preferred stocks that has hit the market this year should abate, allowing for more normal supply and demand conditions and, ultimately, better preferred-stock performance.

Outlook

We remain optimistic about the prospects for utility stocks. To the extent that investors become concerned about the sustainability of corporate earnings growth for the stock market as a whole, utility stocks could benefit. Evidence of a slowing U.S. economy - which could emerge later this year if interest rates keep rising - would likely stir demand for economically resistant utility stocks, especially given how cheap they are on a historical basis relative to other segments of the market. That, plus ongoing industry consolidation, a favorable regulatory environment and their strong financial shape should, in our view, position utility common stocks to perform well in the months to come. We also believe that the attractively priced preferred market could be in for a reasonably good period ahead. Supply and demand conditions should turn more favorable, as issuers curtail their new issuance and investors look for relatively cheap, high-yielding investments.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

"...the relatively large supply of preferred stocks that has hit the market this year should abate..."

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on July 31, 1999. You'll also find the net asset value for each Common Share as of that date.

Statement of Assets and Liabilities
July 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $115,321,329).........................  $114,692,326
  Common stocks (cost - $51,164,379) ............................    54,663,449
  Short-term investments (cost - $31,977,062) ...................    31,977,062
                                                                  -------------
                                                                    201,332,837
 Receivable for investments sold ................................     1,011,741
 Dividend receivable ............................................       576,886
 Other assets ...................................................        27,909
                                                                  -------------
                        Total Assets ............................   202,949,373
                        -------------------------------------------------------

Liabilities:
 Payable for investments purchased ..............................       331,284
 DARTS dividend payable - Note A ................................       167,314
 Common shares dividend payable .................................        53,017
 Federal taxes payable - Note A .................................        48,460
 Payable upon return of securities on loan - Note A .............    25,141,680
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .......................................       149,998
 Accounts payable and accrued expenses ..........................       118,348
                                                                  -------------
                        Total Liabilities .......................    26,010,101
                        -------------------------------------------------------

Net Assets:
 Dutch Auction Rate Transferable Securities Preferred
  Shares (DARTS)- Without par value, unlimited
  number of shares of beneficial interest authorized,
  600 shares issued, liquidation preference of
  $100,000 per share - Note A ...................................    60,000,000
                                                                  -------------

 Common Shares - Without par value, unlimited
  number of shares of beneficial interest authorized,
  8,344,700 shares issued and outstanding .......................   113,802,243
 Accumulated net realized loss on investments ...................      (756,610)
 Net unrealized appreciation of investments .....................     2,870,067
 Undistributed net investment income ............................     1,023,572
                                                                  -------------
                        Net Assets applicable to
                        Common Shares ($14.01 per
                        share based on 8,344,700
                        shares outstanding) .....................   116,939,272
                                                                  -------------
                        Net Assets ..............................  $176,939,272
                        =======================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended July 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign withholding taxes of $9,282) .........   $12,053,930
 Interest .......................................................       236,797
                                                                  -------------
                                                                     12,290,727
                                                                  -------------
 Expenses:
  Investment management fee - Note B ............................     1,468,606
  Administration fee - Note B ...................................       275,364
  DARTS and auction fees ........................................       169,824
  Federal excise tax ............................................       105,154
  Custodian fee .................................................        56,559
  Auditing fee ..................................................        54,431
  Printing ......................................................        47,734
  Compliance systems fee ........................................        42,120
  Transfer agent fee ............................................        27,030
  Registration and filing fees ..................................        16,350
  Miscellaneous .................................................        11,582
  Trustees' fees ................................................        10,274
  Legal fees ....................................................         2,434
                                                                  -------------
                        Total Expenses ..........................     2,287,462
                        -------------------------------------------------------

                        Net Investment Income ...................    10,003,265
                        -------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold (net of federal
  taxes of $48,460) .............................................       595,625
 Change in net unrealized appreciation/depreciation
  of investments ................................................    (8,817,817)
                                                                  -------------
                        Net Realized and Unrealized
                        Loss on Investments .....................    (8,222,192)
                        -------------------------------------------------------
                        Net Increase in Net Assets
                        Resulting from Operations ...............    $1,781,073
                        =======================================================
                        Distribution to DARTS ...................    (2,383,285)
                        -------------------------------------------------------
                        Net Decrease in Net Assets
                        Applicable to Common
                        Shareholders Resulting from
                        Operations Less DARTS
                        Distributions ...........................     ($602,212)
                        =======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                                           YEAR ENDED JULY 31,
                                                                                                     -------------------------------
                                                                                                          1998            1999
                                                                                                     -------------    --------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ...........................................................................    $10,850,453     $10,003,265
 Net realized gain on investments sold ...........................................................      3,446,142         595,625
 Change in net unrealized appreciation/depreciation of investments ...............................      3,650,344      (8,817,817)
                                                                                                   --------------  --------------
  Net Increase in Net Assets Resulting from Operations ...........................................     17,946,939       1,781,073
                                                                                                   --------------  --------------
Distributions to Shareholders:
 DARTS ($4,149 and $3,972 per share, respectively) - Note A ......................................     (2,489,567)     (2,383,285)
 Common Shares - Note A
  Dividends from accumulated net investment income ($1.0500 and $1.0434 per share, respectively) .     (8,761,302)     (8,706,985)
                                                                                                   --------------  --------------
   Total Distributions to Shareholders ...........................................................    (11,250,869)    (11,090,270)
                                                                                                   --------------  --------------
Net Assets:
 Beginning of period .............................................................................    179,552,399     186,248,469
                                                                                                   --------------  --------------
 End of period (including undistributed net investment income of
  $2,007,056 and $1,023,572, respectively) .......................................................   $186,248,469    $176,939,272
                                                                                                   ==============  ==============

Analysis of Common Shareholder Transactions:

                                                                                            YEAR ENDED JULY 31,
                                                                           ------------------------------------------------------
                                                                                    1998                          1999
                                                                           -----------------------    ---------------------------
                                                                            SHARES        AMOUNT        SHARES           AMOUNT
                                                                           ---------    ----------    -----------     -----------

 Beginning of period ....................................................  8,344,700  $113,971,522      8,344,700    $113,816,397
 Reclassification of net realized long-term gains retained on investments sold (net of federal income taxes of none and
   $48,460, respectively) - Note D ......................................      -            -               -              89,997
 Reclassification of capital accounts - Note D...........................      -          (155,125)         -            (104,151)
                                                                          ----------  ------------     ----------    ------------
 End of period...........................................................  8,344,700  $113,816,397      8,344,700    $113,802,243
                                                                          ==========  ============     ==========    ============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to the sale of Common Shares and DARTS. The footnote illustrates any reclassification of share capital amounts, the number of Common Shares and DARTS sold and outstanding at the end of the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund

Financial Highlights

Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED JULY 31,
                                                                      --------------------------------------------------------------
                                                                         1995       1996        1997         1998          1999
                                                                      ---------  ---------   ---------    ---------     ------------

Common Shares
Per Share Operating Performance
 Net Asset Value, Beginning of Period................................    $12.31     $13.04     $13.26       $14.33         $15.13
                                                                      ---------  ---------  ---------    ---------      ---------
 Net Investment Income ..............................................      1.55       1.43       1.41(1)      1.30(1)        1.20(1)
 Net Realized and Unrealized Gain (Loss) on Investments .............      0.67       0.15       1.01         0.85          (0.99)
                                                                      ---------  ---------  ---------    ---------      ---------
   Total from Investment Operations .................................      2.22       1.58       2.42         2.15           0.21
                                                                      ---------  ---------  ---------    ---------      ---------
 Less Distributions:
  Dividends to DARTS Shareholders ...................................     (0.33)     (0.31)     (0.30)       (0.30)         (0.29)
  Dividends from Accumulated Net Investment Income to
   Common Shareholders ..............................................     (1.16)     (1.05)     (1.05)       (1.05)         (1.04)
                                                                      ---------  ---------  ---------    ---------      ---------
   Total Distributions ..............................................     (1.49)     (1.36)     (1.35)       (1.35)         (1.33)
                                                                      ---------  ---------  ---------    ---------      ---------
 Net Asset Value, End of Period .....................................    $13.04     $13.26     $14.33       $15.13         $14.01
                                                                      =========  =========  =========    =========      =========
 Per Share Market Value, End of Period ..............................   $12.250    $12.375    $12.938      $13.188        $11.188
 Total Investment Return at Market Value (6) ........................    13.12%      9.65%     13.53%       10.30%         (8.02%)

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of Period (000s omitted)  $108,824   $110,651   $119,552     $126,248       $116,939
 Ratio of Expenses to Average Net Assets (2) ........................     2.00%      1.95%      1.93%        1.85%          1.85%
 Ratio of Net Investment Income to Average Net Assets (3) ...........    12.72%     10.60%     10.14%        8.72%          8.09%
 Portfolio Turnover Rate ............................................       96%        38%        28%          43%            38%

Senior Securities
 Total DARTS Outstanding (000s omitted) .............................   $60,000    $60,000    $60,000      $60,000        $60,000
 Asset Coverage per Unit (4) ........................................  $278,812   $283,164   $295,948     $310,691       $296,112
 Involuntary Liquidation Preference per Unit (5) ....................  $100,000   $100,000   $100,000     $100,000       $100,000
 Approximate Market Value per Unit (5) ..............................  $100,000   $100,000   $100,000     $100,000       $100,000

(1) Based on the average of the shares outstanding at the end of each month.
(2) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.26%, 1.27%, 1.27%, 1.25% and 1.25%, respectively.
(3) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 8.01%, 6.91%, 6.69%, 5.86% and 5.45%, respectively.
(4) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date.
(5) Plus accumulated and unpaid dividends.
(6) Assumes dividend reinvestment.


The Financial Highlights summarizes the impact of the following factors on a single Common Share for each period indicated: net investment income, gains (losses) and distributions of the Fund. It shows how the Fund's net asset value for a Common Share has changed since the end of the previous period. It also shows the total investment return for the period based on the market value of the Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form, as well as information about the DARTS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund


Schedule of Investments
July 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Global Dividend Fund on July 31, 1999. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

PREFERRED STOCKS
Agricultural Operations (2.54%)
 Ocean Spray Cranberries, Inc., 6.25% (R)...       45,000          $4,500,000
                                                                   ----------
Automobile/Trucks (1.76%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G .................      113,414           3,104,708
                                                                   ----------
Banks - Foreign (2.91%)
 Australia and New Zealand Banking Group
  Ltd., 9.125% (Australia) .................       99,900           2,709,787
 Banco Bilbao Vizcaya International
  (Gibraltar) Ltd., 9.75% (Spain) ..........       91,200           2,433,900
                                                                   ----------
                                                                    5,143,687
                                                                   ----------
Banks - United States (13.83%)
 ABN AMRO North America, Inc., 6.59%,
  Ser H (R) ................................        5,000           5,087,500
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R) ................................          540             592,650
 Chase Manhattan Corp., 10.84%,
  Ser C ....................................      179,700           5,155,144
 Fleet Financial Group, Inc., 6.75%,
  Ser VI ...................................       40,000           2,140,000
 Fleet Financial Group, Inc., 9.35%,
  Depositary Shares ........................      185,000           4,775,313
 J.P. Morgan & Company, Inc., 6.625%,
  Depositary Shares, Ser H .................       60,000           3,270,000
 Republic New York Corp., $2.8575 ..........       72,000           3,456,000
                                                                   ----------
                                                                   24,476,607
                                                                   ----------


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Broker Services (13.53%)
 Bear Stearns Cos., Inc., 5.49%,
  Ser G ....................................       98,500          $4,137,000
 Bear Stearns Cos., Inc., 5.72%,
  Ser F ....................................       46,000           2,018,250
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D .................      144,950           5,942,950
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C ....................................       31,100           1,376,175
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A .................      168,000           5,166,000
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares ........................      100,000           5,300,000
                                                                   ----------
                                                                   23,940,375
                                                                   ----------
Conglomerates (0.75%)
 Grand Metropolitan Delaware, L.P., 9.42%,
  Gtd Ser A ................................       51,000           1,335,563
                                                                   ----------
Equipment Leasing (2.36%)
 AMERCO, 8.50%,
  Ser A ....................................      162,000           4,171,500
                                                                   ----------
Finance (5.23%)
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H .................       85,200           4,126,875
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K .................      191,000           5,121,188
                                                                   ----------
                                                                    9,248,063
                                                                   ----------
Media (1.36%)
 Shaw Communications, Inc., 8.45%,
  Ser A (Canada) ...........................       99,600           2,402,850
                                                                   ----------
Oil & Gas (3.86%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares ........................        5,000             425,625
 Lasmo America Ltd., 8.15% (R) .............       20,000           2,060,000
  PennzEnergy Co., 6.49%, Ser A ............       50,000           4,350,000
                                                                   ----------
                                                                    6,835,625
                                                                   ----------
Utilities (16.69%)
 Alabama Power Co., 5.20% ..................      210,000           4,725,000
 Avista Corp., $1.24, Ser L, Conv ..........      124,000           2,077,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - Patriot Global Dividend Fund


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Utilities (continued)
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 .................................       10,000          $1,100,000
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A ....................................      146,000           7,920,500
 Entergy London Capital, L.P., 8.625%,
  Ser A ....................................       67,500           1,628,437
 Pacific Enterprises, $4.50 ................       16,110           1,286,786
 PSI Energy, Inc., 6.875% ..................       42,500           4,590,000
 Public Service Electric & Gas Co., 6.92% ..        7,000             755,125
 South Carolina Electric & Gas Co., 6.52% ..       25,000           2,640,625
 TDS Capital Trust II, 8.04% ...............      118,000           2,809,875
                                                                   ----------
                                                                   29,533,348
                                                                   ----------
                      TOTAL PREFERRED STOCKS
                         (Cost $115,321,329)      (64.82%)        114,692,326
                                                 --------         -----------
COMMON STOCKS
 Utilities (30.90%)
 Alliant Energy Corp. ......................      127,420           3,679,252
 Ameren Corp. ..............................       20,000             780,000
 BEC Energy ................................       70,000           2,983,750
 Central Hudson Gas & Electric .............       31,800           1,331,625
 CMP Group, Inc. ...........................       70,000           1,855,000
 Conectiv, Inc. ............................      110,500           2,534,594
 Consolidated Edison, Inc. .................       51,000           2,218,500
 Dominion Resources, Inc. ..................       47,500           2,092,969
 DTE Energy Co. ............................       79,900           3,126,087
 Duke Energy Corp. .........................       25,000           1,323,437
 Eastern Enterprises .......................       50,200           1,954,662
 Edison International ......................       60,000           1,518,750
 Florida Progress Corp. ....................       35,000           1,432,813
 Hawaiian Electric Industries, Inc. ........       27,000             963,562
 KeySpan Corp. .............................       54,000           1,498,500
 K N Energy, Inc. ..........................       42,500             828,750
 LG&E Energy Corp. .........................       71,500           1,546,188
 MCN Energy Group, Inc. ....................       20,000             426,250
 New England Electric System ...............       66,150           3,427,397
 Northern States Power Co. .................       40,000             900,000
 PacifiCorp ................................       10,000             182,500
 Potomac Electric Power Co. ................      100,000           2,868,750
 Public Service Enterprise Group, Inc. .....       65,000           2,620,312
 Puget Sound Energy, Inc. ..................      112,800           2,629,650
 Reliant Energy, Inc. ......................       69,600           1,909,650
 Sempra Energy .............................       33,000             732,188
 Sierra Pacific Resources ..................       38,000             988,000


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Utilities (continued)
 Southern Co. ..............................       20,000            $528,750
 Teco Energy, Inc. .........................       94,700           1,929,513
 Western Resources, Inc. ...................       80,400           2,100,450
 WPS Resources Corp. .......................       60,400           1,751,600
                                                 --------          ----------
                         TOTAL COMMON STOCKS
                          (Cost $51,164,379)      (30.90%)         54,663,449
                                                 --------          ----------
                                    INTEREST     PAR VALUE
                                      RATE     (000s OMITTED)
                                   ---------   --------------
SHORT-TERM INVESTMENTS
Commercial Paper (3.86%)
 Chevron USA, Inc., 08-01-99.....     4.95%        $6,836           6,835,382
                                                                  -----------
Cash Equivalents (14.21%)
 Navigator Securities Lending Prime Portfolio*     25,142          25,141,680
                                                                  -----------
                 TOTAL SHORT-TERM INVESTMENTS     (18.07%)         31,977,062
                                                 --------         -----------
                            TOTAL INVESTMENTS    (113.79%)        201,332,837
                                                 --------         -----------
            OTHER ASSETS AND LIABILITIES, NET     (13.79%)        (24,393,565)
                                                 --------         -----------
                             TOTAL NET ASSETS    (100.00%)       $176,939,272
                                                 ========        ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $12,240,150 or 6.92% of net assets as of July 31, 1999.

*   Represents investment of security lending collateral - Note A.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

               John Hancock Funds - Patriot Global Dividend Fund


NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, which has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through July 31, 1999, which have no effect on the Fund's net assets, net investment income or net realized gains. The Fund has the option and has chosen to retain and pay the applicable federal income tax on $138,457 of its net long-term capital gain for the fiscal period ended July 31, 1999.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

SECURITIES LENDING The Fund loaned its securities to certain qualified brokers who paid the Fund negotiated lender fees. These fees are included in interest income. The loans were collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At July 31, 1999, the Fund loaned securities having a market value of $24,280,704 collateralized by cash in the amount of $25,141,680, which was invested in a short-term instrument.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED SHARES (DARTS) The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.546% to 4.250% during the year ended July 31, 1999.

         The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. All or some of the DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

========================NOTES TO FINANCIAL STATEMENTS===========================

               John Hancock Funds - Patriot Global Dividend Fund

NOTE B  -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

         In addition, the Adviser has a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser. Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will furnish the Adviser with international portfolio management assistance. The Adviser pays the Sub-Adviser a monthly management fee equivalent, on an annual basis, to 0.05% of the Fund's average weekly net assets.

         The Fund has entered into an administrative agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information and reports, providing information for tax reporting purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of PaineWebber Incorporated, which acted as an underwriter of the Fund's Common Shares.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended July 31, 1999, aggregated $67,003,867 and $74,646,638, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended July 31, 1999.

         The cost of investments owned at July 31, 1999 (including short-term investments) for federal income tax purposes was $199,282,605. Gross unrealized appreciation and depreciation of investments aggregated $8,000,850 and $5,950,618, respectively, resulting in net unrealized appreciation of $2,050,232.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended July 31, 1999, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $103,521, a decrease in accumulated net realized loss on investments of $630 and a decrease in capital paid-in of $104,151. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 1999. In addition, pursuant to Internal Revenue Code Section 852(b)(3)(D), the Fund has reclassified $89,997 from accumulated net realized gain on investments to capital paid-in. This amount represents the retained long-term capital gains, net of federal income tax payable. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to book/tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Patriot Global Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Global Dividend Fund (the "Fund") as of July 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended 1998 and 1999 and the financial highlights for each of the years in the three-year period ended July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 1996 were audited by other auditors whose report, dated September 6, 1996, expressed an unqualified opinion on those financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at July 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 3, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended July 31, 1999.

         All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends received deduction available to corporations.

         Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the total of all distributions which are taxable for calendar year 1999.

         The Fund has chosen to retain (and pay federal corporate income tax on) a portion of net long-term capital gains for its fiscal period ended July 31, 1999.

         Within 60 days of the Fund's fiscal year end, the Fund will mail to its shareholders of record on July 31, 1999 a designation, on Internal Revenue Service (IRS) Form 2439, of that portion of the undistributed capital gains for the year to be included in a shareholder's 1999 taxable income as long-term capital gains. Form 2439 will also show their portion of the tax paid by the Fund on these gains. The portion of the taxes paid may be credited against any federal income tax due. These gains will not be reported on Form 1099-DIV, the form on which the Fund would ordinarily report income taxable to a shareholder.

         To reflect the Fund's retention of capital gains and payment of the related tax and their pass through to shareholders as described above, shareholders are entitled to increase the adjusted tax basis of their shares by the excess of the capital gains included in their income over their share of the tax paid by the Fund on such gains as reported on Form 2439, as provided in Internal Revenue Code (IRC) Section 852(b)(3).

         Trustees for Individual Retirement Accounts (IRAs) and organizations which are exempt from federal income tax under IRC Section 501(a) (and to which IRC Section 511 does not apply) should claim a refund by filing Form 990-T with the IRS. Record owners who are not the actual owners (nominees) will also be required to report the amounts shown on Form 2439 to the actual owners within 90 days of the Fund's fiscal year (on or before October 31, 1999) and the IRS in the manner required by the instructions of Form 2439. A trustee or custodian of an IRA should not send a copy of Form 2439 to the owner of the IRA.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


         State tax consequences may differ from those described above and may vary from state to state. Therefore, shareholders should consult their state tax advisers for specific information regarding their particular situations. Non-resident aliens may also have different tax consequences and should consult their tax adviser.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its Common Shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar denominated securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Global Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 18, 1999, the Annual Meeting of John Hancock Patriot Global Dividend Fund (the "Fund") was held to elect five Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                        WITHHELD
                                          FOR           AUTHORITY
                                          ---           ---------

Stephen L. Brown                       7,726,280         119,379
James F. Carlin                        7,732,997         112,662
William H. Cunningham                  7,723,436         122,222
John P. Toolan                         7,725,946         119,712

         The preferred shareholders elected Harold R. Hiser, Jr. to serve until his successor is duly elected and qualified, with votes tabulated as follows:
450 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ended July 31, 1999, with the votes tabulated as follows: 7,723,391 FOR, 51,894 AGAINST and 70,823 ABSTAINING.

======================================NOTES=====================================

               John Hancock Funds - Patriot Global Dividend Fund

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               John Hancock Funds - Patriot Global Dividend Fund

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               John Hancock Funds - Patriot Global Dividend Fund

================================================================================


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